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                                                                   Exhibit 23(a)

                        CONSENT OF INDEPENDENT AUDITORS











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                                                                   Exhibit 23(a)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 26, 1998 appearing on page 19 of Stearns & Lehman, Inc.'s Annual Report on Form 10-KSB for the year ended April 30, 1998.


PricewaterhouseCoopers LLP


Columbus, Ohio
December 22, 1998